THE STRONG
     DISCOVERY FUND II
----------------------------------------------------------------
     SEMI-ANNUAL REPORT o JUNE 30, 1999

                       [PICTURE OF STRONG FUNDS BUILDING]

                                TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Discovery Fund II ....................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities ...........................4
     Statement of Assets and Liabilities .............................6
     Statement of Operations .........................................6
     Statements of Changes in Net Assets .............................7
     Notes to Financial Statements ...................................8

FINANCIAL HIGHLIGHTS ................................................10


                                 [STRONG LOGO]

                            STRONG INVESTMENTS, INC.
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
              Strong Funds are offered by prospectus only. 12427H99

                                    ===========
                          THE STRONG DISCOVERY FUND II
------------------------------------===========---------------------------------

FUND
 HIGHLIGHTS

o The Strong Discovery Fund II returned -5.44 percent for the period ended June 30, 1999.(1)

o As of June 30, 1999, the Fund was invested in companies with an expected earnings growth rate of 21 percent.(2) On-site meetings with management confirmed that the vast majority of the Fund's holdings are on track to achieve their profit targets.

o The Fund emphasized dependable growth companies as a precautionary measure against a potential slowdown in the U.S. economy, which could result from the recent rise in interest rates.

---------------------------------------

             AVERAGE ANNUAL
            TOTAL RETURNS(1)

             As of 6-30-99

           1-year       -5.81%

           3-year        5.25%

           5-year       10.25%

  Since Inception        9.69%
      (on 5-8-92)

---------------------------------------

           FIVE LARGEST
          STOCK HOLDINGS

           As of 6-30-99

SECURITY                % OF NET ASSETS

AT&T Corporation                   4.5%

Central Garden & Pet Co.           4.2%

Sykes Enterprises, Inc.            3.0%

ITT Educational Services, Inc.     2.6%

Coinmain Laundry Corporation       2.6%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGERS


/s/Richard S. Strong               /s/ Chip Paquelet
Richard S. Strong                  Chip Paquelet
Portfolio Co-manager               Portfolio Co-manager

--------------------------------------------------------------------------------

This year began with a continuation of the market trends that persisted over the past few years. Large company stocks, and more recently Internet stocks, performed extraordinarily well while most stocks lost ground. By April, however, the chronic underperformance of small- and medium-sized company shares staged a turnaround. Investors are finally beginning to recognize the attractive valuation and growth opportunities present in the small-cap sector.

The Discovery Fund's performance mirrored this trend--a rough January-March followed by an improvement in the second quarter. Unfortunately, by mid-year our performance had fallen short of our broad-based benchmark, the Russell 2000(R) Index*, and we gave back the outperformance we achieved in 1998.

No single issue explains Discovery's disappointing start in 1999. Rather, it was the culmination of several factors:

o Large declines in a few of our holdings, although the Fund's broad diversification diluted their impact.

o Insufficient technology exposure, particularly Internet stocks. At June 30, 1999, 23.4% of the portfolio was invested in technology. In addition, our focus on companies with proven management and records limited our exposure to the scores of Internet start-ups, recently the strongest sector of the market.

o Lack of big winners. While you expect some investments to disappoint, you also expect to

                                           -------------------------------------

                                                   WHILE THE PORTFOLIO

                                                     HAD A NUMBER OF

                                                  INDIVIDUAL INVESTMENTS

                                                   WITH GOOD GAINS OVER

                                                   THE PAST TWO QUARTERS,

                                                    WE DID NOT HAVE OUR

                                                   COMPLEMENT OF STOCKS

                                                  THAT SHOT THE LIGHTS OUT.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted. Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

2 Earnings growth has been estimated on an annual basis for a projected five-year period. The Discovery Fund II's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of June 30, 1999. The earnings growth projection for the S&P 500 has been based on a consensus of earnings estimates from six Wall Street investment firms as shown by Bloomberg dated June 30, 1999.

more than offset them with stocks that surprise on the upside. While the portfolio had a number of individual investments with good gains over the past two quarters, we did not have our complement of stocks that shot the lights out.

On the positive side, in February and March we increased the Fund's energy exposure just prior to the recovery in oil prices. We also made several investments in cable companies as a way of capturing the growth of the Internet to the residential market.

Looking forward, we plan to emphasize those sectors of the market with the greatest growth potential, including technology, consumer products/services, and healthcare. We also intend to continue capitalizing on turning points in other industries, such as energy. As in the past, individual company research, including on-site visits with management, will continue to be an integral part of our investment process.

Please understand that, above all else, we value and appreciate the enormous trust you have invested in us. We absolutely abhor having to report poor results to you. And rest assured, we have every intention of improving the job we do on your behalf. We will keep you posted.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 5-8-92 to 6-30-99
[GRAPH]
                                                         Lipper Capital
                THE STRONG             Russell            Appreciation
             DISCOVERY FUND II      2000(R) Index*        Funds Index*
 4-92             10,000               10,000                10,000
12-92             10,887               11,377                11,024
12-93             13,285               13,528                12,760
12-94             12,569               13,282                12,447
12-95             17,001               17,059                16,379
12-96             17,138               19,873                18,829
12-97             19,090               24,317                22,589
12-98             20,476               23,698                27,103
 6-99             19,363               25,898                31,161



This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.

--------------------------------------------------------------------------------

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.



YOUR FUND'S
 APPROACH

THE STRONG DISCOVERY FUND II SEEKS TO PROVIDE INVESTORS WITH CAPITAL GROWTH, A GOAL WE PURSUE BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SMALL-, MEDIUM-, AND LARGER- SIZE COMPANIES. OUR INVESTMENT APPROACH COMBINES NUMBER CRUNCHING ANALYSIS WITH DIRECT RESEARCH, INCLUDING ON-SITE VISITS. THROUGH FREQUENT DISCUSSIONS WITH MANAGEMENT, SUPPLIERS, CUSTOMERS AND COMPETITORS, WE BELIEVE WE CAN IDENTIFY VITAL ASPECTS OF COMPANIES THAT ARE NOT REFLECTED IN THEIR HISTORICAL FINANCIAL STATEMENTS OR THEIR STOCK PRICES.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o In the second quarter of 1999, small-cap stocks staged a comeback following three years of significant underperformance.

o Large-cap valuations are at historically high levels, while small-cap valuations remain reasonable.

o Corporate profitability is picking up following several years of anemic growth. Earnings for the companies in the S&P 500 Index are expected to advance 15% in 1999, compared to just a 4.5% average annual gain over the past three years.2

o The U.S. economy remains remarkably healthy in spite of global economic challenges and, recently, higher interest rates.

SCHEDULE OF INVESTMENTS IN SECURITIES                  JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                            STRONG DISCOVERY FUND II
================================================================================
                                                 Shares or
                                                 Principal         Value
                                                   Amount         (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 98.3%
AEROSPACE & DEFENSE 0.2%
AVTEAM, Inc. Class A (b)                          39,000         $   285,188

BANK - MONEY CENTER 1.4%
Citigroup, Inc.                                   44,250           2,101,875

BANK - SUPER REGIONAl 0.6%
Bank One Corporation                              15,300             911,306

BROKERAGE & INVESTMENT MANAGEMENT 1.3%
Waddell & Reed Financial, Inc. Class A            73,950           2,029,003

COMMERCIAL SERVICE 16.3%
Coinmach Laundry Corporation (b)                 311,450           3,951,522
Consolidated Graphics, Inc. (b)                   43,950           2,197,500
The Hertz Corporation                             50,550           3,134,100
ITT Educational Services, Inc. (b)               153,100           3,990,169
Lamar Advertising Company (b)                     11,700             478,969
Lason Holdings, Inc. (b)                          20,500           1,017,312
Merkert American Corporation (b)                 161,900           1,538,050
Outdoor Systems, Inc. (b)                         70,080           2,557,920
The ServiceMaster Company                         47,125             883,594
Sykes Enterprises, Inc. (b)                      137,150           4,577,381
Valassis Communications, Inc. (b)                 17,950             657,419
                                                                 -----------
                                                                  24,983,936
COMPUTER - MAINFRAME 2.8%
Hewlett-Packard Company                           16,400           1,648,200
International Business Machines Corporation       21,100           2,727,175
                                                                 -----------
                                                                   4,375,375
COMPUTER - PERIPHERAL EQUIPMENT 2.2%
Lexmark International Group, Inc. Class A (b)     44,400           2,933,175
Microchip Technology, Inc. (b)                     9,100             431,113
                                                                 -----------
                                                                   3,364,288
COMPUTER - PERSONAL & WORKSTATION 0.4%
Security Dynamics Technologies, Inc. (b)          27,650             587,563

COMPUTER SERVICE 2.8%
Acxiom Corporation (b)                             6,300             157,106
CSG Systems International, Inc. (b)               11,900             311,631
Fiserv, Inc. (b)                                  22,200             695,138
Pierce Leahy Corporation (b)                      94,950           2,344,078
Sungard Data Systems, Inc. (b)                    22,400             772,800
                                                                 -----------
                                                                   4,280,753
COMPUTER SOFTWARE 2.8%
Cisco Systems, Inc. (b)                           16,400           1,057,800
Electronics for Imaging, Inc. (b)                 34,200           1,757,025
Microsoft Corporation (b)                          9,400             847,763
Oracle Systems Corporation (b)                    16,400             608,850
                                                                 -----------
                                                                   4,271,438
CONSUMER - MISCELLANEOUS 1.3%
Carriage Services, Inc. Class A (b)              102,900           1,929,375

DIVERSIFIED OPERATIONS 0.7%
Tyco International, Ltd.                          11,000           1,042,250

ELECTRICAL EQUIPMENT 0.8%
Methode Electronics, Inc. Class A                 29,050             664,519
PRI Automation, Inc. (b)                          14,000             507,500
                                                                 -----------
                                                                   1,172,019
ELECTRONIC PARTS DISTRIBUTION 0.5%
Kent Electronics Corporation (b)                  40,000             792,500

ELECTRONIC PRODUCTS - MISCELLANEOUS 1.9%
Rayovac Corporation (b)                          125,750           2,852,953

ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.3%
Applied Materials, Inc. (b)                        6,400             472,800

ENERGY - ALTERNATE SOURCE 0.1%
KTI, Inc. (b)                                      8,900             126,825

FINANCE - MISCELLANEOUS 0.5%
NOVA Corporation (b)                              31,600             790,000

HEALTHCARE - DRUG/DIVERSIFIED 0.4%
Jones Medical Industries, Inc.                    16,475             648,703

HEALTHCARE - INSTRUMENTATION 0.3%
Medtronic, Inc.                                    5,650             439,994

HEALTHCARE - MEDICAL SUPPLY 5.2%
Ocular Sciences, Inc. (b)                         69,900           1,214,512
PSS World Medical, Inc. (b)                       94,100           1,052,744
Henry Schein, Inc. (b)                            66,400           2,104,050
Sybron International Corporation (b)             132,300           3,646,519
                                                                 -----------
                                                                   8,017,825
HEALTHCARE - PATIENT CARE 1.1%
Covance, Inc. (b)                                 35,675             853,970
Lincare Holdings, Inc. (b)                        18,200             455,000
Renal Care Group, Inc. (b)                        12,200             315,675
                                                                 -----------
                                                                   1,624,645
HEALTHCARE - PRODUCT 0.5%
Cytyc Corporation (b)                              8,600             167,700
Hanger Orthopedic Group, Inc. (b)                 44,700             634,181
                                                                 -----------
                                                                     801,881
INSURANCE - LIFE 0.5%
Protective Life Corporation                       22,100             729,300

LEISURE PRODUCT 2.1%
Action Performance Companies, Inc. (b)            22,375             738,375
Harley-Davidson, Inc.                             11,300             614,438
SCP Pool Corporation (b)                          70,037           1,812,207
                                                                 -----------
                                                                   3,165,020
LEISURE SERVICE 3.7%
Bally Total Fitness Holding Corporation (b)       86,450           2,453,019
Mandalay Resort Group (b)                         32,000             676,000
Park Place Entertainment Corporation (b)         263,400           2,551,687
                                                                 -----------
                                                                   5,680,706
MACHINE TOOL 0.3%
Applied Power, Inc.                               17,300             472,506

MEDIA - PUBLISHING 1.1%
School Specialty, Inc. (b)                       102,900           1,652,831

MEDIA - RADIO/TV 7.9%
Adelphia Communications Corporation Class A (b)   28,300           1,800,587
Chancellor Media Corporation (b)                  71,600           3,946,950
Clear Channel Communications, Inc. (b)            38,100           2,626,519
Infinity Broadcasting Corporation Class A (b)     22,300             663,425
Viacom International, Inc. (b)                    69,250           3,047,000
                                                                 -----------
                                                                  12,084,481
OFFICE AUTOMATION 0.7%
Xerox Corporation                                 19,050           1,125,141

OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 1.4%
Ocean Energy, Inc. (b)                           220,600           2,123,275

OIL WELL EQUIPMENT & SERVICE 3.6%
BJ Services Company (b)                           47,200           1,389,450
Cooper Cameron Corporation (b)                    23,900             885,794

--------------------------------------------------------------------------------
================================================================================
                      STRONG DISCOVERY FUND II (CONTINUED)
================================================================================
                                                Shares or
                                                Principal          Value
                                                  Amount          (Note 2)
--------------------------------------------------------------------------------
Marine Drilling Companies, Inc. (b)               22,400        $    306,600
Nabors Industries, Inc. (b)                       87,100           2,128,506
Noble Drilling Corporation (b)                    44,100             868,219
                                                                ------------
                                                                   5,578,569
PERSONAL & COMMERCIAL LENDING 1.5%
Associates First Capital Corporation              24,650           1,092,303
Household International, Inc.                     25,600           1,212,800
                                                                ------------
                                                                   2,305,103
POLLUTION CONTROL 3.8%
Allied Waste Industries, Inc. (b)                110,600           2,184,350
Casella Waste Systems, Inc. (b)                   28,300             735,800
Republic Services, Inc. (b)                       78,900           1,952,775
Superior Services, Inc. (b)                       18,950             505,728
Waste Management, Inc.                             9,335             501,756
                                                                ------------
                                                                   5,880,409
RAILROAD 0.5%
Burlington Northern Santa Fe Corporation          25,400             787,400

REAL ESTATE 0.8%
Sunstone Hotel Investors, Inc.                   147,800           1,256,300

RETAIL - DEPARTMENT STORE 0.3%
Federated Department Stores, Inc. (b)              8,500             449,969

RETAIL - FOOD CHAIN 0.3%
US Foodservice (b)                                 9,775             416,659

RETAIL - RESTAURANT 0.8%
Papa John's International, Inc. (b)                7,225             322,867
Rainforest Cafe, Inc. (b)                        176,000             891,000
                                                                ------------
                                                                   1,213,867
RETAIL - SPECIALTY 14.2%
Best Buy Company, Inc. (b)                        11,300             762,750
Central Garden & Pet Company (b)                 621,400           6,369,350
Global Imaging Systems, Inc. (b)                  66,600           1,215,450
Insight Enterprises, Inc. (b)                     56,300           1,393,425
Movie Gallery, Inc. (b)                          254,675           1,368,878
Office Depot, Inc. (b)                            66,150           1,459,435
Pier 1 Imports, Inc.                              69,400             780,750
Regis Corporation                                118,037           2,264,835
Rent-A-Center, Inc. (b)                           98,725           2,369,400
Sunglass Hut International, Inc. (b)             193,100           3,318,906
United Stationers, Inc. (b)                       19,200             422,400
                                                                ------------
                                                                  21,725,579
SAVINGS & LOAN 1.5%
Dime Bancorp, Inc.                                12,400             249,550
TCF Financial Corporation                         72,600           2,023,725
                                                                ------------
                                                                   2,273,275
TELECOMMUNICATION EQUIPMENT 1.7%
American Tower Corporation Class A (b)            14,150             339,600
Pinnacle Holdings, Inc. (b)                       91,200           2,234,400
                                                                ------------
                                                                   2,574,000
TELECOMMUNICATION SERVICE 7.2%
AT&T Corporation                                 122,550           6,839,822
Davel Communications, Inc. (b)                   148,525             798,322
MCI WorldCom, Inc. (b)                             6,500             560,625
MediaOne Group, Inc. (b)                          34,100           2,536,187
Teleglobe, Inc.                                   12,500             371,875
                                                                ------------
                                                                  11,106,831
--------------------------------------------------------------------------------
Total Common Stocks (Cost $147,210,246)                          150,503,716
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 2.2%
COMMERCIAL PAPER 0.5%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                     $ 532,000             532,000
Warner Lambert Company, 4.91%                        100                 100
Wisconsin Electric Power Company, 4.91%          233,900             233,900
                                                                ------------
                                                                     766,000
REPURCHASE AGREEMENT 0.9%
ABN-AMRO Inc. (Dated 6/30/99), 4.78%, Due 7/01/99
  (Repurchase proceeds $1,300,173); Collateralized by:
  SLMA Notes, FNMA Notes, FHLMC Notes, Federal
  Home Loan Bank Bonds, Federal Farm Credit Bank
  Notes, Tennessee Valley Authority Bonds, and
  Resolution Funding Corporation Bonds (c)     1,300,000           1,300,000

UNITED STATES GOVERNMENT ISSUES 0.8%
United States Treasury Bills,
  Due 7/01/99 thru 9/09/99                     1,235,000           1,227,200
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,293,107)                     3,293,200
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (Cost $150,503,353) 100.5%       153,796,916
Other Assets and Liabilities, Net (0.5%)                            (754,702)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $153,042,214
================================================================================


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.


Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                                                              Strong Discovery
                                                                   Fund II
                                                              ----------------
ASSETS:
  Investments in Securities, at Value (Cost of $150,503,353)    $153,796,916
  Receivable for Securities Sold                                   1,676,542
  Dividends Receivable                                                53,102
                                                                ------------
  Total Assets                                                   155,526,560

LIABILITIES:
  Payable for Securities Purchased                                 2,333,922
  Accrued Operating Expenses and Other Liabilities                   150,424
                                                                ------------
  Total Liabilities                                                2,484,346
                                                                ------------
NET ASSETS                                                      $153,042,214
                                                                ============
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                  158,523,850
  Accumulated Net Investment Loss                                   (186,439)
  Accumulated Net Realized Loss                                   (8,588,760)
  Net Unrealized Appreciation                                      3,293,563
                                                                ------------
  Net Assets                                                    $153,042,214
                                                                ============
Capital Shares Outstanding (Unlimited Number Authorized)          14,949,304

NET ASSET VALUE PER SHARE                                             $10.24
                                                                      ======



STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 1999 (Unaudited)
                                                              Strong Discovery
                                                                  Fund II
                                                              ----------------
INCOME:
  Dividends                                                     $   631,282
  Interest                                                          113,090
                                                                -----------
  Total Income                                                      744,372

EXPENSES:
  Investment Advisory Fees                                          819,456
  Custodian Fees                                                     28,932
  Shareholder Servicing Costs                                        75,249
  Other                                                               7,174
                                                                -----------
  Total Expenses                                                    930,811
                                                                -----------
NET INVESTMENT LOSS                                                (186,439)

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                                   1,147,503
    Futures Contracts and Options                                (5,721,416)
                                                                -----------
    Net Realized Loss                                            (4,573,913)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                  (6,423,767)
    Futures Contracts                                              (223,155)
                                                                -----------
    Net Change in Unrealized Appreciation/Depreciation           (6,646,922)
                                                                -----------
NET LOSS ON INVESTMENTS                                         (11,220,835)
                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           ($11,407,274)
                                                               ============


                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                         Strong Discovery Fund II
                                                                    ----------------------------------
                                                                    Six Months Ended      Year Ended
                                                                      June 30, 1999      Dec. 31, 1998
                                                                    ----------------     -------------
                                                                       (Unaudited)
OPERATIONS:
  Net Investment Loss                                                 ($    186,439)     ($    591,479)
  Net Realized Gain (Loss)                                               (4,573,913)        22,745,346
  Net Change in Unrealized Appreciation/Depreciation                     (6,646,922)        (8,638,452)
                                                                       ------------       ------------
  Net Increase (Decrease) in Net Assets Resulting from Operations       (11,407,274)        13,515,415
DISTRIBUTIONS:
  From Net Realized Gains                                               (23,035,922)        (3,179,809)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                              35,897,643         71,710,705
  Proceeds from Reinvestment of Distributions                            23,027,652          3,178,862
  Payment for Shares Redeemed                                           (67,612,414)      (102,946,444)
                                                                       ------------       ------------
  Net Decrease in Net Assets from Capital Share Transactions             (8,687,119)       (28,056,877)
                                                                       ------------       ------------
TOTAL DECREASE IN NET ASSETS                                            (43,130,315)       (17,721,271)
NET ASSETS:
  Beginning of Period                                                   196,172,529        213,893,800
                                                                       ------------       ------------
  End of Period                                                        $153,042,214       $196,172,529
                                                                       ============       ============
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                    3,218,585          5,844,176
  Issued in Reinvestment of Distributions                                 2,431,642            241,739
  Redeemed                                                               (6,119,465)        (8,445,910)
                                                                       ------------       ------------
  Net Decrease in Shares of the Fund                                       (469,238)        (2,359,995)
                                                                       ============       ============


                                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

1.   ORGANIZATION
     The Strong Discovery Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 1999, approximately 96% of the Fund's shares are owned by the separate accounts of one insurance company.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 1999.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward foreign currency contracts may involve greater risks than domestic investments, due to currency, political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the issuer of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 1999, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the six months then ended, were $19,488, $123,020 and $1,543, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total net assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At June 30, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The  aggregate  purchases  and sales of  long-term  securities  for the six
     months   ended  June  30,   1999  were   $176,624,329   and   $197,572,719,
     respectively.

--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)


6.   INCOME TAX INFORMATION
     At June 30, 1999, the cost of investments in securities for federal income tax purposes was $155,076,876. Net unrealized depreciation of securities was $1,279,961, consisting of gross unrealized appreciation and depreciation of $13,593,799 and $14,873,760, respectively.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1998 which is designated as qualifying for the dividends-received deduction was 0.0% (unaudited).





FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
STRONG DISCOVERY FUND II
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Period Ended
                                                                 -----------------------------------------------------------------
                                                                 June 30,    Dec. 31,    Dec. 31,    Dec. 31,   Dec. 31,  Dec. 31,
Selected Per-Share Data(a)                                       1999(b)      1998         1997        1996       1995      1994
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $12.72      $12.03       $10.80      $13.44     $10.07    $11.54
Income From Investment Operations
  Net Investment Income (Loss)                                    (0.01)      (0.04)       (0.09)      (0.05)     (0.03)     0.10
  Net Realized and Unrealized Gains (Losses) on Investments       (0.82)       0.92         1.32        0.04       3.58     (0.71)
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                (0.83)       0.88         1.23       (0.01)      3.55     (0.61)
Less Distributions
  From Net Investment Income                                         --          --           --          --         --     (0.10)
  In Excess of Net Investment Income                                 --          --           --       (1.05)     (0.18)    (0.43)
  From Net Realized Gains                                         (1.65)      (0.19)          --       (1.58)        --     (0.33)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                             (1.65)      (0.19)          --       (2.63)     (0.18)    (0.86)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.24      $12.72       $12.03      $10.80     $13.44    $10.07
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                    -5.4%       +7.3%       +11.4%       +0.8%     +35.3%     -5.4%
  Net Assets, End of Period (In Millions)                          $153        $196         $214        $229       $245      $119
  Ratio of Expenses to Average Net Assets                          1.1%*       1.2%         1.2%        1.2%       1.3%      1.2%
  Ratio of Net Investment Income (Loss) to Average Net Assets     (0.2%)*     (0.3%)(b)    (0.7%)      (0.3%)     (0.3%)     1.1%
  Portfolio Turnover Rate                                        106.3%      194.0%       198.1%      970.0%     542.1%    662.5%


  *  Calculated on an annualized basis.
(a)  Information  presented  relates  to a share  of  capital  stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 1999 (unaudited).


                                              See Notes to Financial Statements.

NOTES
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